Exhibit 10.14
                                                                  EXECUTION COPY

                                    GUARANTY
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     FOR VALUE RECEIVED, and in order to induce Newmont USA Limited, a Delaware corporation dba Newmont Mining Corporation and Hospah Coal Company, a Delaware corporation (collectively, "Sellers"), to enter into the Asset Purchase
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Agreement, dated as of the date of this Guaranty (the "Purchase Agreement"),
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among Sellers, Western Mesquite Mines, Inc., a Nevada corporation ("Buyer") and
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Western Goldfields, Inc., an Idaho corporation ("Guarantor"), and to induce
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Sellers to consummate the transactions described in the Purchase Agreement,
Guarantor agrees as follows:

     1.     Definitions.  Capitalized terms used this Guaranty, unless otherwise
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defined in this Guaranty, shall have the meanings given in the Purchase
Agreement.

     2.     Representations and Warranties of Guarantor.  Guarantor represents
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and warrants to Sellers as follows:

          (a) The execution and delivery by Guarantor of this Guaranty and the performance by Guarantor of its obligations under this Guaranty do not and will not contravene or conflict with any provision of any law, regulation or rule, any license, agreement, or instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's property may be bound or affected, or any judgment, order or decree of any court of any federal, state, or local commission, board, or other administrative agency by which Guarantor or any of Guarantor's property may be bound or affected.

          (b) This Guaranty is the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

     3.     Guaranty.  Guarantor absolutely, irrevocably and unconditionally
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guaranties (i) the performance by Buyer when due of all covenants, agreements, and obligations of every nature under the Purchase Agreement and the Transaction Documents to which Buyer is a party (including but not limited to the NOCF Royalty Agreement and NSR Royalty Agreement), and (ii) the accuracy and completeness of all representations and warranties of Buyer under the Purchase Agreement and such Transaction Documents (collectively, the "Obligations").
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Guarantor further agrees that:

          (a) This Guaranty is in all respects continuing, absolute, and unconditional.

          (b) This Guaranty is a guaranty of both performance and payment when due, and not of collection.

          (c) Sellers may, from time to time, at their sole discretion and without notice to Guarantor, take any or all of the following actions:

               (i) Accept a security interest in any property to secure payment of any or all of the Obligations provided that such security interest is subordinate to any senior security interest held by RMB International (Dublin) Limited or any of its affiliates to secure any senior credit facility;


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               (ii)     Obtain the primary or secondary obligation of any third
party in addition to Guarantor with respect to any or all of the Obligations;

               (iii) Release, compromise, extend, alter, or modify any of the Obligations or any obligation of any nature of any other obligor with respect to any of the Obligations;

               (iv) Release, compromise, or extend any obligation of Guarantor hereunder;

               (v) Release any security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property security any of the Obligations or any obligation hereunder, or release, compromise, extend, alter, or modify any obligation of any nature of any obligor with respect to any such property; and

               (vi) Resort to or proceed against Guarantor for performance or payment of any of the Obligations whether or not Buyer shall have proceeded against Buyer or any other obligor primarily or secondarily obligated with respect to any of the Obligations, shall have resorted to any property securing any of the Obligations or any obligation hereunder, or shall have pursued any other remedy.

          (d) As between Sellers and Guarantor, any amounts received by Sellers from whatsoever source on account of any Obligation (arising by whatever means) may be applied by Sellers toward the payment of any Obligation then due and payable, in such order of application as Sellers may from time to time elect, and, notwithstanding any performance or payments made by or for the account of Guarantor pursuant to this Guaranty, Guarantor will not be subrogated to any rights of Sellers until such time as Sellers shall have received performance and payment in full of all of the Obligations and performance of all obligations of Guarantor hereunder. Without limiting the generality of the foregoing, if Sellers are required at any time to return all or part of any payment applied by Sellers to the payment of the Obligations or any costs or expenses covered by this Guaranty, whether by virtue of the insolvency, bankruptcy, or reorganization of Buyer or otherwise, the Obligations to which the returned payment was applied shall be deemed to have continued in existence and this Guaranty shall continue to be effective or to be reinstated, as the case may be, as to such Obligations, as though such payment had not been received and such application by Sellers had not been made.

          (e)     Guarantor waives:

               (i)     Notice of the acceptance by Sellers of this Guaranty;

               (ii) Notice of the existence, creation, release, compromise, extension, alteration, modification, non-performance, or non-payment of any or all of the Obligations;

               (iii) Presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and

               (iv) All diligence in collection of or realization upon any payments on, or assurance of performance of, any of the Obligations or any obligation hereunder, or in


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collection on, realization upon, or protection of any security for, or guaranty of, any of the Obligations or any obligation hereunder.

          (f) As between Guarantor and Sellers, Sellers may assign or otherwise transfer the right to receive performance of or payment upon any of the Obligations of Buyer and/or from Guarantor to any third party.

     4.     Notices.  All notices and communications under this Guaranty shall
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be in writing and shall be deemed to have been duly given when delivered by messenger, by overnight delivery service, or by facsimile (receipt confirmed), or mailed by first class certified mail, return receipt requested; if to Guarantor, addressed to Buyer's address set forth in the Purchase Agreement; and if to Sellers, addressed to Sellers' addresses set forth in the Purchase Agreement; or in each case to such other address respectively as the party or parties shall have specified by notice to the other or others.

     5.     Integration, Assignment, Modification, Payment of Expenses and
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Construction. This Guaranty constitutes the entire agreement between the parties
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with respect to the subject matter hereof and supersedes any prior written or oral agreements between Guarantor and Sellers. Guarantor may not assign this Guaranty without the prior written consent of Sellers. Subject to the foregoing, this Guaranty will inure to the benefit of Sellers, and be binding upon Guarantor, and their respective successors and assigns. This Guaranty may be amended or modified only by a writing signed by Guarantor and Sellers. Guarantor shall pay all of Sellers' expenses (including but not limited to costs and expenses of litigation and reasonable attorneys' fees) in enforcing or endeavoring to realize upon this Guaranty which is not paid when due. The unenforceability or invalidity of any provision of this Guaranty or the Purchase Agreement shall not affect the validity of the remainder of this Guaranty.

     6.     Waiver.  The failure of Sellers to insist upon strict performance of
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any of the terms, conditions, agreements, or covenants in this Guaranty in any one or more instances shall not be deemed to be a waiver by Sellers of their rights to enforce thereafter any of such terms, conditions, agreements, or covenants. Any waiver by Sellers of any of the terms, conditions, agreements, or covenants in this Guaranty must be in writing signed by Sellers.

     7.     Applicable Law.  This Guaranty will be governed by, and construed
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and interpreted in accordance with, the internal laws of the State of Colorado, without regard to the conflicts of laws rules of such state.

     8.     Section Headings.  The section headings used in this Guaranty are
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for the convenience of Sellers and Guarantor only and shall not affect the construction or interpretation of the provisions of this Guaranty.




                            [SIGNATURE PAGE FOLLOWS]


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     Guarantor has executed this Guaranty as of November 7, 2003.


                                            Western Goldfields, Inc.


                                            By:  /s/ John P. Ryan
                                                 -------------------------------
                                            Name:    John P. Ryan
                                            Title:   Chief Financial Officer




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